UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2020 (April 15, 2020)

SPANISH BROADCASTING SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27823	13-3827791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7007 N.W. 77th Avenue, Miami, Florida	33166
(Address of principal executive offices)	(Zip Code)

(305) 441-6901

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SBSAA	OTCQB Venture Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.

The Paycheck Protection Program (“PPP”) was established as part of the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), to provide unsecured loans as a direct incentive to qualifying small businesses to keep their U.S. workers on the payroll during the COVID-19 pandemic. These unsecured loans will be forgiven as long as: (1) the loan proceeds are used to cover payroll costs, and most mortgage interest, rent, and utility costs over the 8 week period after the loan is made; and (2) employee and compensation levels are maintained.  Payroll costs are capped at $100,000 on an annualized basis for each employee.

The COVID-19 pandemic has resulted in the temporary disruptions of many of Spanish Broadcasting System, Inc. (the "Company") advertisers’ businesses thereby impacting the Company’s core source of revenue, which has had a material impact on Company’s operations and financial condition. In response to decreasing advertising revenue and cash flow, the Company has implemented certain measures to reduce costs, including furloughing some employees, and protect its long-term financial health to ensure its ability to continue serving its viewers, listeners and advertisers.

Given the uncertainty in the duration of the COVID-19 pandemic, the Company applied for and on April 15, 2020 received $6,478,800 in an unsecured loan funded under the PPP (the “PPP Loan”). The PPP Loan is necessary to support the Company's ongoing operations and enables the Company to avoid further employee furloughs or layoffs in the near term. The Company intends to apply for forgiveness of the PPP Loan after the 8-week period and will use these proceeds during the 8-week period to maintain employment and compensation levels and pay benefits, rent and utilities. Although, the Company intends to obtain forgiveness of the PPP Loan in whole or in part, there is no assurance that the Company will be successful.

If a portion of the PPP Loan is not forgiven, the remaining portion will be for a term of two years but can be prepaid at any time prior to maturity without any prepayment penalties. The annual interest rate on the PPP Loan is 1.0% and no payments of principal or interest are due during the six-month period beginning on the date of the PPP Loan.

The foregoing summary description of the PPP Loan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the PPP Loan, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2020 (the “Form 10-Q”).

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure under Item 1.01 above which is hereby incorporated in this Item 2.03 by reference.

Item 8.01 – Other Events.

On March 4, 2020, in response to the potential effects of the COVID-19 pandemic, the Securities and Exchange Commission (the “Commission”) issued an order (the “Original Order”) pursuant to its authority under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (Release No. 34-88318) granting exemptions from certain provisions of that Act and the rules thereunder related to the reporting and proxy delivery requirements for certain public companies, subject to certain conditions. The Commission monitored the effects of the COVID-19 pandemic and on March 25, 2020 modified the exemptions in light of its current understanding of the circumstances. For this reason and the reasons stated in the Original Order, the Commission found that modifying the exemptions to cover filings due on or before July 1, 2020, pursuant to its authority under Section 36 the Exchange Act, is appropriate in the public interest and consistent with the protection of investors (Release No. 34-88465) (together with the Original Order, the “Order”).

Due to the impact of the COVID-19 pandemic on its business (as described in more detail below), the Company is relying on the Order issued by the Commission to extend the May 15, 2020 required filing date of its Form 10-Q. The Company will also extend the April 29, 2020 required the filing date of its Definitive Proxy Statement on Form DEF 14A (the “Proxy Statement”), including the information omitted from the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, pursuant to General Instruction G(3) of the Form 10-K (the “Part III Information”), which it expects to include in the Proxy Statement.

The effects of the COVID-19 pandemic have limited the ability of the Company’s employees to conduct normal business activities, including the preparation and review of the Form 10-Q and Proxy Statement. The Company is following the recommendations of governmental health authorities to minimize exposure risk for its employees, including having most employees work remotely. As a result of the Company’s reduced workforce due to furloughs, the limited size of the Company’s accounting staff, limited access to the Company’s facilities and certain technology systems that the Company’s staff relies on to prepare its Form 10-Q and Proxy Statement, the Company has experienced difficulties in completing the normal closing processes and internal reviews that are required to timely file the Form 10-Q and Proxy Statement. The Company expects to file the Form 10-Q on or before June 29, 2020, which is 45 days from the Form 10-Q’s original filing deadline of May 15, 2020. The Company expects to file the Proxy Statement, including the Part III Information, no later than June 13 (which is 45 days from the Proxy Statement’s original filing deadline of April 29, 2020). If the Form 10-Q and Proxy Statement are  filed by June 29, 2020 and June 13, 2020, respectively, they will be deemed filed timely by the Commission.

In light of the continuing developments related to the COVID-19 pandemic, the Company intends to include the following revised risk factor discussion in the Form 10-Q, as such discussion may be updated to reflect events subsequent to the date of this report. The Company originally included a version of this risk factor in its Annual Report on Form 10-K for the year ended December 31, 2019 but is updating such risk factor to reflect new developments related to the ongoing impact of the COVID-19 pandemic on the Company’s operations.

The COVID-19 pandemic has adversely affected and could continue to adversely affect our business, financial position, results of operations, liquidity and cash flows.

The COVID-19 pandemic is adversely affecting, and is expected to continue to adversely affect, our operations.  It has also impacted many of our advertisers, which have temporarily suspended operations. Our advertising revenue, and in particular cash advertising sales, makes up the majority of our revenue, and, like other radio and TV broadcast companies and similar businesses that depend on advertising spend, we are experiencing a decline in this revenue stream due to the COVID-19 pandemic. In response to this current health crisis, governmental authorities have imposed certain restrictions, including travel bans and recommendations on the limitation of social gatherings, which have directly impacted our ability to continue producing concerts and special events while those restrictions remain in place. Following a series of orders issued in our markets, New York, Los Angeles, Puerto Rico, Miami, Chicago and San Francisco, we have had to cancel events until further notice, which has reduced revenue and had a negative impact given the importance of these events to our audience and advertisers. In addition, our radio and TV station operations have been affected. Although our physical locations remain open, there is limited access and our employees are working remotely. We have also had to implement certain measures to reduce costs, including furloughing some employees. The health dangers of the COVID-19 pandemic, the length of time it will last, the impact these things will continue to have on the general economy and in the markets in which we operate, are unknowns at this time, and may be unknown for some time to come. While we believe that our radio and TV businesses will prove ultimately resilient in the face of a possible recession, the factors mentioned in the last sentence make it difficult to predict with certainty or precision the continuing negative impact of the COVID-19 pandemic on our business, financial position, results of operations, liquidity and cash flows, and that impact could continue to be material.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements.  These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release.  Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that actual results will not differ materially from these expectations.  “Forward-looking” statements, as such term is defined by the Securities Exchange Commission (the “SEC”) in its rules, regulations and releases, represent our expectations or beliefs, including, but not limited to, statements concerning our operations, economic performance, financial condition, our recapitalization plan and restructuring efforts, the impact of widespread health developments, such as the ongoing COVID-19 outbreak, and the governmental, commercial, consumer and other responses thereto, growth and acquisition strategies, investments and future operational plans.  Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “forecast,” “seek,” “plan,” “predict,” “project,” “could,” “estimate,” “might,” “continue,” “seeking” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements.  These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including, but not limited to, those identified in our reports filed with the SEC including our Annual Report on Form 10-K for the year ended December 31, 2019.  All forward-looking statements made herein are qualified by these cautionary statements and risk factors and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPANISH BROADCASTING SYSTEM, INC. (Registrant)

April 29, 2020	By:	/s/ José I. Molina
José I. Molina
Chief Financial Officer